UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2022

SenesTech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37941	20-2079805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23460 N. 19th Avenue, Suite 110 Phoenix, AZ	85027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (928) 779-4143

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SNES	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure provided in Item 5.02 of this Current Report on Form 8-K relating to the Employment Agreement with Mr. Fruendt is hereby incorporated by reference into this Item 1.01.

Item 2.02. Results of Operations and Financial Condition.

On November 14, 2022, we announced our financial results for the third quarter ended September 30, 2022. A copy of our press release announcing these financial results and certain other information is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any changes in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this Current Report on Form 8-K is available on our website at www.senestech.com, although we reserve the right to discontinue the availability at any time.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2022, we announced the appointment of Joel Fruendt to replace Kenneth Siegel as our Chief Executive Officer. Mr. Siegel’s retirement as our Chief Executive Officer will be effective November 15, 2022. Mr. Siegel has agreed to continue as an Executive Director of our company, in a consultative role, and is expected to retire as a director on December 31, 2022. For the avoidance of doubt, Mr. Siegel’s role as Executive Director shall not constitute an officer of our company.

On November 14, 2022, Joel Fruendt was appointed as Chief Executive Officer of our company, effective as of November 15, 2022 (the “Commencement Date”). Mr. Fruendt was also appointed as a member of our Board of Directors, effective as of the Commencement Date.

Mr. Fruendt, age 61, previously served as the President and Chief Executive Officer of Safe Reflections, Inc., a provider of colorfast, durable, reflective solutions to the occupational safety and military training apparel markets, from 2020 to 2022. Mr. Fruendt held various management roles at Clarke Environmental Inc., a pest control product and services company, from 2005 to 2020, including Vice President and General Manager and Vice President and General Manager – Sales. From 2000 to 2005, Mr. Fruendt served as the Vice President – Sales at Moore Diversified Products, a plastic conduit products and custom metal enclosures manufacturing company. From 1992 to 2000, Mr. Fruendt served as the Vice President, GM – NSC Division with Waste Management Inc., a thermoplastic liner, geotextile, and geosynthetic construction products manufacturing and installation company.

Mr. Fruendt has no family relationship with any of the executive officers or directors of our company. There are no arrangements or understandings between Mr. Fruendt and any other person pursuant to which he was elected as an officer or director of our company. Mr. Fruendt holds nine shares of our common stock.

On November 9, 2022, we entered into an employment letter agreement with Mr. Fruendt (the “Employment Agreement”) to serve as our Chief Executive Officer, effective as of the Commencement Date. Under the terms of the Employment Agreement, Mr. Fruendt will receive an annual base salary of $340,000 and will receive a stock option to purchase 3.5% of the outstanding shares of our common stock (the “Option”), which will vest on a quarterly basis over a three-year period, and will be subject to the terms and conditions of the Company’s 2018 Equity Incentive Plan, as amended (the “Plan”) and standard form of option agreement. Mr. Fruendt will be eligible to receive an annual incentive bonus with a target value equal to 60% of his annual base salary, subject to his achievement of performance objectives to be mutually agreed upon by Mr. Fruendt and our board of directors. In addition, after each full year of employment with our company, subject to board approval, Mr. Fruendt will be eligible to receive additional equity incentive grants consistent with timing for our other employees. Mr. Fruendt will also receive a one-time cash bonus of $20,000 and a one-time grant of restricted stock units (the “RSUs”) with an aggregate value of $50,000. The RSUs will vest quarterly over a 12-month period. Mr. Fruendt will also be eligible to participate in the standard benefits, vacation, and expense reimbursement plans offered to similarly situated employees, and will enter into our standard form of indemnification agreement applicable to our directors and officers.

In the event Mr. Fruendt’s termination by us without Cause or Mr. Fruendt resigns for Good Reason (as such terms are defined in his employment letter agreement), Mr. Fruendt will be entitled to severance benefits equal to 12 months’ continuation of his then base salary. In addition, we will reimburse Mr. Fruendt for COBRA premiums in effect on the date of termination for coverage in effect for him and, if applicable, his spouse and dependent children on such date under our group health plan(s). Finally, the vesting of Mr. Fruendt’s Option will be accelerated such that he will be deemed vested in those shares subject to the Option.

The description of the Employment Agreement set forth above does not purport to be complete and is qualified in its entirety by the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.24 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 14, 2022, we issued a press release announcing the appointment of Mr. Fruendt and retirement of Mr. Siegel. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.2) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits

10.24	Employment Letter Agreement between SenesTech, Inc. and Joel Fruendt dated November 9, 2022

99.1	Press Release dated November 14, 2022 (furnished herewith)

99.2	Press Release dated November 14, 2022 (furnished herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2022	SENESTECH, INC.

	By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
Chief Financial Officer

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